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                                                                Exhibit 10.1
      GenEx
Financial Services
     Company

                        CONSULTING AGREEMENT

    AGREEMENT made this 24th day of October, 1997, between GenEx Capital Corporation and Beacon Capital Partners (hereinafter referred to as "GECC"), a corporation organized and existing pursuant to the laws of the State of Nevada, having a principal place of business located at 680 South Military Trail, Deerfield Beach, Florida 33442, and Northern Radio Network & (subsidiaries), a corporation organized and existing under the laws of the State of Michigan, having a principal place of business located at 1491 M-32 West, Alpena, Michigan 49707 (hereinafter referred to as "Client").

    WHEREAS, GECC is engaged in the consulting business of providing business plans, forecasts, expert advice and consulting services and intermediary services with respect to the identification of sources of investment capital, equity and other funding and financing for individuals and business clients; and

    WHEREAS, Client desires to retain GECC for the purpose of preparing, and reorganizing Northern Radio Network ("NRN") for the purpose of completing an Offering and assisting the Client in preparing documents, business plans, financial projections of a suitable nature so as to complete the contemplated Offering; and identifying a source or sources of investment capital and funding in connection with Client's business; and

    WHEREAS, the parties to wish to reduce their agreement to writing.

    NOW THEREFORE, in consideration of their mutual promises made herein, and for other good and valuable consideration, receipt of which is hereby acknowledged by each party, the parties, intending to be legally bound, hereby agree to the following.

    I. Recitals: The parties agree that the foregoing recitals are true and correct and are incorporated herein by this reference.

    II. Engagement: The Client hereby engages GECC and GECC hereby accepts such engagement upon the terms and conditions set forth in this Agreement.

Page 1                         GenEx Capital Corp.
680 South Military Trail - Deerfield Beach, FL 33442 - Phone: (854) 425-7797
- Fax: (854) 425-4095



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         A.  Reasons for Engagement of GECC: Due to the special skills, knowledge, abilities, experiences, information, contracts, and other expertise of GECC, the Client has engaged the services of GECC upon the terms and conditions set forth in this Agreement.

         B. Duties: GECC is engaged by Client to perform work and Render services in connection with the completing of a Business Plan and the writing and filing of such documents needed to complete best efforts, 505 D Private Placement or other funding mechanism in the gross amount up to $5,000,000. Included in the duties will be the identification for Client a potential source or sources of investment capital and funding in connection with Client's business, as more specifically set forth and explained in Exhibit A. "The Services Performed", which is attached hereto and incorporated herein by this reference (hereinafter referred to as the "Services").

         C. Extent of Duties: In addition to providing the particular services mentioned above, GECC agrees to use its best efforts to identify a potential source or sources of financing for Client. All responsibilities for negotiating, structuring and accomplishing the specific terms of the financing, as well as all other matters regarding the financing other than the indemnification of a potential source or sources of the financing, will be the exclusive responsibility of the Client and the party providing the financing. GECC's responsibility will be to act as a consultant only to the Client in all aspects of the financing and the contemplated Private Placement.

         D. Terms: Subject to the terms of this Agreement relating to termination, this Agreement shall continue in full force and effect for a term of one year from the date hereof, and may be renewed for successive periods of 12 months thereafter by the mutual written agreement of the parties hereto made at least ten (10) days prior to the expiration of such term.

         E.  Fee Structure:

             1. Time is of the Essence: Time is of the essence with respect to the parties' respective obligations under this Agreement.

             2. Amount of Fee: Client hereby agrees to pay GECC the fee described in Exhibit B, "Fee Structure", which is attached hereto and incorporated herein by this reference (hereinafter referred to as the "Fee") with the exception of fees to be paid "at closing", Client shall pay all fees according to the timetable set forth on Exhibit B.

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             3.  Timing of Payment of Fee: Any and all fees due to GECC under this Agreement shall be paid as specified in the Fee Agreement and shall be paid at the time specified in the Agreement. In the event of Client's inability to pay all fees as specified, GECC retains the right to cancel this Agreement and retain all fees previously paid as liquidated damages. Payment shall be made in U.S. Dollars except where payment is made in such other form as may previously be agreed to in writing by GECC.

             4. For the purposes of this Agreement, the term "closing" shall refer to the date upon which the Client receives, or becomes legally entitled to receive, the Financing from a source identified for Client by GECC.

         F. Independent Contractors: In all matters relating to this Agreement and otherwise, the parties hereto shall be and act as independent contractors, neither shall be the employee or agent of the other, and each shall assume any and all liabilities for its own acts. As a result of its independent contractor status, GECC shall be responsible for any and all income taxes of federal and/or state authorities, FICA contributions, and any and all other employment related taxes or assessments which may be required of GECC under any federal or state statute, regulation or administrative ruling. Neither party shall have any authority to create any obligations, express or implied, on behalf of the other party and neither party shall have any authority to represent the other party as an employee or in any capacity other than as herein provided.

    III. Non-Circumvention Requirement: Client agrees that it will not, directly or indirectly, interfere with, circumvent or attempt to circumvent, avoid, by-pass, violate or obviate GECC's interest in the Financing, or the interest or relationship between GECC and potential sources of the Financing identified to the Client by GECC, or producers, sellers, buyers brokers, dealers, consultants, financial institutions, technology owners, or manufacturers, to change, increase or avoid, directly or indirectly, in whole or in part, payment of established or to be established business relationships with manufacturers or technology owners, with intermediaries, entrepreneurs, legal counsel, or initiate buying or selling relationships, or transactional relationships that by-pass GECC with any corporation, producer, technology owner, partnership, consultants, individuals or other parties revealed or introduced by GECC to Client in connection with the Financing or any other ongoing or future transaction or project of like nature. In other words, not only does Client agree not to circumvent GECC with respect to the Financing which is the subject of this Agreement, but Client also agrees that it will not in the future seek any additional or other financing or funding from any source identified for Client by GECC without engaging GECC as consultant to provide intermediary services with

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respect to the identification of said source or sources of said future financing or funding and paying GECC its regular and customary fee for doing so.

    IV. Nondisclosure/Confidentiality Requirement: Client agrees that it will Not at any time, whether during the term of this Agreement or thereafter, use or disclose or otherwise reveal, directly or indirectly, to any third party, any confidential information provided by GECC to Client, particularly including, but not limited to, any contract terms, product information, or manufacturing method or process, design, process, trade secret, prices, fees, financing arrangements, schedules and other information concerning the identity of a potential source or sources of the Financing, or any confidential record, data or information of GECC; or any customer lists, contracts or other information; or identity of any supplier, sources of customers of any other contacts; or any business opportunities for new or developing business or procuring the Financing, whether or not the Financing is received from said source; and any contact or information identified for Client by GECC in connection with seeking the Financing, sellers, producers, buyers, leaders, borrowers, brokers, lender, distributors, manufacturers, technology owners, or their representatives, employees and agents; and specific individual names, addresses, principals, or telex/fax/telephone numbers and other contact information; references, product or technology information, and all other information that becomes known to Client through its dealings with GECC, without the advance specific written consent of GECC; except that nothing herein shall be construed to prohibit (i) using or disclosing such information as shall become public knowledge other than by or as a result of disclosure by a person not having a right to make such disclosure, and (ii) complying with legal process.

    V.   Non-compete Requirement:

         A. Requirement: Client agrees that it will not, during the term of this Agreement and for a period of five (5) years thereafter, (i) engage in any business, whether on its own behalf or for another, whether as officer, director, consultant, partner, principal, agent, employee, advisor or in any manner, which is engaged in the business of providing intermediary services with respect to the identification of sources of investment capital, equity and other funding and financing for individuals and business clients in competition with GECC in the United States, or (ii) solicit any past, present or future clients of GECC, or any prospective client or clients to whom GECC submitted bids or proposals or with whom GECC conducted negotiations for the sale of any such consulting services.

         B.  Duration and Extent of Non-compete Requirement is Reasonable:
The parties hereby agree that the Non-compete Requirement under this Agreement shall commence on the date of this Agreement and continue for a duration of five (5) years from the date of this Agreement. The parties hereby expressly agree that the duration and extent of this Non-compete Requirement is reasonable and acceptable to them in all respects.

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    VI.  Termination: This Agreement may be terminated by the written notice of either party hereto forwarded to the other party hereto. This Agreement shall be binding on the parties hereto for the Term provided herein, unless terminated as provided herein.

    VII. Arbitration: Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, or its interpretation or effectiveness, and which is not settled between the parties themselves, shall be settled by binding arbitration in Deerfield Beach, Florida in accordance with the rules of the American Arbitration Association and judgment upon the award may be entered in any court having jurisdiction thereof. Nothing, however, contained herein shall limit GECC's rights to injunctive relief as set out in Paragraph VII of this Agreement. The prevailing party in any litigation, arbitration or mediation relating to collection of fees, or any other matter under this Agreement, shall be entitled to recover all its costs, if any, including without limitation reasonable attorney's fees, from the other party for all matters, including, but not limited to, appeals.

    VIII. Injunctive Relief: Client agrees that its violation or threatened violation of any of the provisions of this Agreement shall cause immediate and irreparable harm to GECC, and, in such event, an injunction restraining Client from such violation may be entered against Client in addition to any other relief available to GECC.

    IX. Representations and Warranties: Client represents, warrants, covenants and agrees that Client has a right to enter into this Agreement; that Client is not a party to any agreement or understanding whether or not written which would prohibit Client's performance of its obligations hereunder any proprietary information of any other party which Client is legally prohibited from using. A breach of this Paragraph IX shall be ground for immediate termination of this Agreement.

    X. Indemnification and Hold Harmless Clause: Each party to this Agreement agrees to indemnify and hold harmless the other party against any losses, claims, liabilities, damages and the like, joint or several, to which the other directly or indirectly may become subject to in connection with and arising out of the services which are the subject of this Agreement, except as may be the direct cause of the gross negligence or willful misconduct of the party seeking indemnification.

    XI. Notice: Any notice given or required to be given under this Agreement shall be in writing and service thereof shall be sufficient if sent be hand or by telex or telegram, facsimile transmission or other similar means of communication if confirmed by mail, or by certified mail, return-receipt requested, with postage prepaid, directly to the parties' respective addresses herein above set forth. Each party may, from time to time, by like written notice, designate a different address to which notice should thereafter be sent. Any notice shall be deemed to have been given when placed in the United States mail.

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     XIL.   Survival: The covenants contained in this Agreement shall survive the termination of this Consulting Agreement, for whatever reason, and shall be binding on the parties.

     XIII. Binding Effect: The terms of the Agreement shall be binding upon the respective parties hereto, their heirs, their owners, co-owners, partners, associates, employers, affiliates, subsidiaries, parent companies, nominees, representatives, employees, agents, clients, consultants and successors and assigns.

     XIV. Assignment: This Agreement and the rights and obligations hereunder may not be assigned or delegated by either party without the prior consent of the other party.

     XV. Choice of Law: This Agreement is made in the State of Florida, and all questions related to the execution, construction, validity, interpretation and performance of this Agreement and to all other issues or claims arising hereunder, shall be governed and controlled by the laws of the State of Florida.

     XVI. Venue: Broward County, Florida, shall be proper venue for any and all litigation and other proceeds involving this Agreement.

     XVIL. Conterparts: This Agreement may be signed in more than one counterpart, in which case each counterpart shall constitute an original of this Agreement.

     XVIII. Severability: In the event that any term, covenant, or condition of this Agreement or the application thereof to any party or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby; and each term, covenant, or condition of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law.

     XIX. Modification: No amendment, modification, or waiver of this Agreement or any provision hereof shall be valid unless in writing duly signed by the parties hereto, which writing specifically refers to this Agreement and states that it is an amendment, modification, or waiver.

     XX. Entire Agreement: This Agreement represents the entire agreement between the parties to this Agreement concerning its subject matter, any any and all prior representatives and agreements with respect to such subject matter, if any, are merged herein and are superseded by this Agreement.

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XXL. Construction: Paragraph headings are for convenience only and are not intended to expand or restrict the scope or substance of the provisions of this Agreement. Whenever used herein, the singular shall include the plural, the plural shall include the singular, and pronouns shall be read as masculine, feminine, or neuter as the context requires.

   IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.


                                       GenEx Capital Corporation

Date:   10/22/97                       By:   /s/ Paul B. Kravitz
     ------------------                   ----------------------------
                                          Paul B. Kravitz, Chairman/CEO


                                       Northern Radio Network, Inc.

Date:  10/31/97                        By:   /s/ Robert Currier
     ------------------                   ----------------------------
                                          Dr. Robert Currier, Chairman/CEO

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                                   Exhibit A
                            The Services Performed


GRCC will provide services that will include.

         1. Consulting
         2. Legal
         3. Filing of all documents relating to the Offering
         4. Complete Business Plan
         5. Forecasting and Projection consulting services. Client will provide accounting professionals to do the actual schedules, forecasting data and spread sheets necessary to complete the formal SEC required financial documents.

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                                   Exhibit B
                                 Fee Structure




1.  For providing business Plan and 505D documents............... $25,000.00
2.  For providing such other legal services as may be necessary to complete, Review, file (SEC) and "Blue Sky" (includes 10 states and filing fees)...................................... $35,000.00
3.  A fee equal to 6% of the gross amounts of all money raised.
    This fee will be paid to Beacon Capital Partners on the Event of the closing of the contemplated Offering... To be calculated at closing.



                              Schedule of fee Payments

     1.  On signing this Agreement............................... $10,000.00
     2.  On completing Business Plan............................. $10,000.00
     3.  On Completing 505D (prior to filing).................... $ 5,000.00
     4.  On Filing with SEC (Beginning Offering.................. $10,000.00
     5.  When breaking escrow.................................... $25,000.00
                      Total   $60,0000.00 plus approved expenses

     6. At closing--6% Fee to Beacon Capital Partners to be calculated at closing.


*Warrants and stock options may be granted and accepted in lieu of Item #6, ** Financial Advisory Contract to be negotiated at closing at the discretion of NRN
***All fees to be reimbursed from the proceeds of the offering

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